UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): June 30, 2005 (June 28, 2005)

                             Sharps Compliance Corp.
                             -----------------------

               (Exact Name of Registrant as Specified in Charter)



     Delaware                         000-22390                  74-2657168
-----------------------------  ------------------------     -------------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
    of Incorporation)                                       Identification No.)



               9350 Kirby Drive, Suite 300, Houston, Texas     77054
              ---------------------------------------------  ----------
              (Address of Principal Executive Offices)       (Zip Code)


       Registrant's telephone number, including area code: (713) 432-0300
                                                           ---------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

A.       Stock Option Awards Under the Sharps Compliance Corp. 1993 Stock Plan

On June 28, 2005, the Compensation Committee of the Board of Directors approved the following June 30, 2005 director stock option grants:

Director                                     Stock Options
-------------------------                   ---------------
Ramsay Gillman                                   40,000
Parris H. Holmes                                 40,000
F. Gardner Parker                                40,000
Dr. Philip Zerrillo                              50,000

The above stock options are issuable in accordance with the policies established regarding Director Compensation previously approved by the Company's Board of Directors and disclosed in the Company's Annual Proxy Statement.

On June 28, 2005, the Compensation Committee of the Board of Directors approved the following June 30, 2005 stock option grants to certain officers of the
Company:

Officer                                      Stock Options
---------------------------                 -------------
Michael D. Archer                                50,000
Mark L. Iske                                     50,000

All of the above noted stock options (directors and officers) are issued with an exercise price equal to the closing price of the Company's common stock on the date of grant, have a term of seven years from the date of grant and vest in three equal annual installments commencing one year from the date of grant. The grants are also subject to other terms and conditions as shown in the Company's 1993 Stock Plan.

B.       Officer Salary Increase

On June 28, 2005, the Compensation Committee of the Board of Directors approved an increase in Michael D. Archer's annual base salary from $150,000 to $175,000, effective July 1, 2005. Mr. Archer is the Company's Senior Vice President of Sales and Marketing. Such salary is payable on a bi-weekly basis and is subject to the terms and conditions of the Employment Agreement between the Company and Mr. Archer dated July 14, 2003.

C.       Stock Option Grant Policy

On June 28, 2005, the Compensation Committee of the Board of Directors of the Company approved a new policy with respect to future employee stock option grants as follows:

No further annual employee stock option grants will be approved by the Compensation Committee of the Board of Directors until the achievement, by the Company, of the following financial results: (i) fiscal year revenue of $12.5 million or higher and (ii) fiscal year earnings of $1.0 million or higher.

Should the Company achieve only one of the above goals, then stock option grants up to 1.5% of the outstanding common shares of the Company may be authorized by the Compensation Committee of the Board of Directors. Should the Company achieve both of the above noted goals, then the Compensation Committee of the Board of Directors may authorize the issuance of employee stock options, at its sole discretion, and consistent with the Company and the individual employee performance.

The above does not apply to new employee stock option grants. The above is also subject to the further policies and discretion of the Compensation Committee of the Board of Directors.


                                    SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                             SHARPS COMPLIANCE CORP.


DATE: June 30, 2005             By: /s/ DAVID P. TUSA
                                    --------------------------------
                                    Name: David P. Tusa
                                    Title: Senior Vice President,
                                           Chief Financial Officer and
                                           Corporate Secretary





                                  Exhibit Index


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     None             None